UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2011
Date of Report (Date of earliest event reported)

KURRANT MOBILE CATERING, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53011	26-1559350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8279 Sherbrooke West, Suite 305 Montreal, Quebec, Canada	H2X 1Y2
(Address of principal executive offices)	(Zip Code)

 (858) 531-5723
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.    CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on May 5, 2011, the Board of Directors of Kurrant Mobile Catering, Inc., a Colorado corporation (the "Company"), accepted the resignation of Peter George as amember of the Board of Directors.There were no disagreements between the Company and Mr. George. Mr. George remains with the Company as the Executive Vice President. As of the date of this Current Report, the Board of Directorsis is comprised of Pierre Turgeon and Francois Turgeon.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURRANT MOBILE CATERING, INC.

DATE: May 10, 2011	By:	/s/Pierre Turgeon
Name: Pierre Turgeon
Title: President/Chief Executive Offic

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